Exhibit 16.1

July 26, 2022

U.S. Securities and Exchange Commission

Office of the Chief Accountant

100 F Street, NE

Washington, D.C. 20549

Dear Sir/Madam,

We have read the statements included under Item 4.01 in the form 8-K dated July 26, 2022 of Sincerity Applied Materials Holding Corp. (the Company) to be filed with Securities and Exchange Commission regarding the change of auditors. We agree with such statements insofar as they relate to our firm.

Yours faithfully

/s/ SW Audit

SW Audit (formerly ShineWing Australia)